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                             [FRONT OF PROXY CARD]

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                         SHURGARD STORAGE CENTERS, INC.

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                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 2, 1995

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          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Harrell L. Beck and Kristin H. Stred, and each of them, as Proxies with full power of substitution and hereby authorizes them to represent and to vote as designated below all the shares of Class A Common Stock, par value $.001 per share (the "Class A Common Stock") of Shurgard Storage Centers, Inc. (the "Shurgard REIT") held of record by the undersigned on January [20], 1995 at the Special Meeting of Shareholders to be held on March 2, 1995 or any adjournment or postponement thereof as follows:

         To approve the merger of Shurgard Incorporated with and into the Shurgard REIT (the "Merger") pursuant to an Agreement and Plan of Merger dated as of December 19, 1994.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE MERGER.

          [ ]  FOR              [ ]  AGAINST            [ ]  ABSTAIN

                          (CONTINUED ON REVERSE SIDE)

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                              [BACK OF PROXY CARD]

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         In their discretion, the Proxies are authorized to vote upon such other business as may properly be brought before the meeting or any adjournment or postponement thereof. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSITION ON THE REVERSE SIDE.

         The undersigned acknowledges receipt from the Shurgard REIT prior to the execution of this Proxy of a Notice of Special Meeting of Shareholders and a Proxy Statement/Prospectus dated February [ ], 1995.

                                         Please sign below exactly as your name
                                         appears on your stock certificate.
                                         When shares are held jointly, each
                                         person must sign.  When signing as
                                         attorney, executor, administrator,
                                         trustee or guardian, please give full
                                         title as such.  An authorized person
                                         should sign on behalf of corporations,
                                         partnerships and associations and give
                                         his or her title.

                                         Dated: _________________________, 1995

                                         ______________________________________
                                                        Signature

                                         ______________________________________
                                                Signature if held jointly

         YOUR VOTE IS IMPORTANT, PROMPT RETURN OF THIS PROXY CARD WILL
           HELP SAVE THE EXPENSE OF ADDITIONAL SOLICITATION EFFORTS.

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